Exhibit 99.1


         CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO
             SECTION 906 OF THE
         SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Telco-Technology, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
          Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 9, 2002           /s/Donald R. McKelvey
Date                     Donald R. McKelvey,
                         Chairman of the Board and
                         President


August 9, 2002           /s/Donald R. McKelvey
Date                     Donald R. McKelvey,
                         Principal Financial Officer